Exhibit 99.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PLATO Learning, Inc. (the “Company”) for the period ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of John Murray, the President and Chief Executive Officer of the Company, and Gregory J. Melsen, the Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2003	/s/ John Murray

President and
Chief Executive Officer

/s/ Gregory J. Melsen

Vice President Finance and
Chief Financial Officer